UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) December 31, 2017

SANTANDER DRIVE AUTO RECEIVABLES TRUST 2013-4

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number of Issuing Entity: 333-180147-07

Central Index Key Number of Issuing Entity: 0001580579

SANTANDER DRIVE AUTO RECEIVABLES LLC

(Exact Name of Depositor as Specified in its Charter)

Commission File Number of Depositor: 333-180147

Central Index Key Number of Depositor: 0001383094

SANTANDER CONSUMER USA INC.

(Exact Name of Sponsor as Specified in its Charter)

Central Index Key Number of Sponsor: 0001540151

Delaware

(State or Other Jurisdiction of Incorporation of Registrant)

37-6551404

(Issuing Entity’s I.R.S. Employer Identification No.)

Santander Drive Auto Receivables LLC 1601 Elm Street, Suite 800 Dallas, Texas	75201
(Address of Principal Executive Offices of Registrant)	(Zip Code)

(214) 292-1930

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02. Termination of a Material Definitive Agreement.

Under the Sale and Servicing Agreement, dated as July 17, 2013, by and among Santander Drive Auto Receivables Trust 2013-4 (the “Issuing Entity”), Santander Consumer USA Inc. (“SC”), Santander Drive Auto Receivables LLC and Deutsche Bank Trust Company Americas, as Indenture Trustee, SC acts as the servicer for the Issuing Entity.

Under the Servicing Agreement, dated July 15, 2016 (the “Servicing Agreement”), by and between SC and Santander Consumer International Puerto Rico LLC (“SCI”), and the related Program Portfolio Schedule (the Program Portfolio Schedule, together with the Servicing Agreement, the “Subservicing Agreement”), SCI managed, serviced, collected, enforced, administered and provided other services with respect to each receivable held by the Issuing Entity that was a Performing Loan (as defined in the Subservicing Agreement).

The Subservicing Agreement was filed by the Issuing Entity on Form 8-K on July 20, 2016.

Pursuant to the written agreement of SC and SCI, the Subservicing Agreement was terminated effective on December 31, 2017 at 11:59 p.m.

Item 6.02. Change of Servicer or Trustee.

SCI has been terminated as a servicer in connection with the termination of the Subservicing Agreement as described above in Item 1.02.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 5, 2018	SANTANDER DRIVE AUTO RECEIVABLES LLC

	By:	/s/ Andrew Kang
	Name:	Andrew Kang
	Title:	President and Chief Executive Officer